Exhibit 10.15

Execution Version

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

SECOND AMENDED AND RESTATED LICENSE AGREEMENT

between

Recurium IP Holdings, LLC,

and

Zeno Management, Inc.

Dated: September 6, 2019

10. INDEMNIFICATION		24

10.1	Indemnification by LICENSEE	24
10.2	Indemnification by LICENSOR	24
10.3	Indemnification Procedure	24

11. LIMITATION OF LIABILITY		25

11.1	Consequential Damages Waiver	25
11.2	Liability Cap	25

12. TERM; TERMINATION		25

12.1	Term	25
12.2	Termination for Cause	25
12.3	Termination for a Bankruptcy Event	26
12.4	Effect of Termination or Expiration	26
12.5	Remedies	28
12.6	Survival	28

13. LICENSEE INSURANCE		28

13.1	Insurance Requirements	28
13.2	Policy Notification	28
13.3	Third Parties	28

14. DISPUTE RESOLUTION		28

14.1	General	28
14.2	Meeting	29
14.3	Mediation	29
14.4	Arbitration	29

15. GENERAL PROVISIONS		30

15.1	Assignment	30
15.2	Severability	30
15.3	Governing Law	30
15.4	Force Majeure	30
15.5	Waivers and Amendments	30
15.6	Relationship of the Parties	30
15.7	Successors and Assigns	30
15.8	Notices	30
15.9	Further Assurances	31
15.10	No Third Party Beneficiary Rights	31
15.11	Entire Agreement	31
15.12	Counterparts	31
15.13	Cumulative Remedies	31
15.14	Waiver of Rule of Construction	31

ii

AMENDED AND RESTATED LICENSE AGREEMENT

THIS SECOND AMENDED AND RESTATED LICENSE AGREEMENT (“Agreement”), dated September 6, 2019 and made effective as of December 21, 2017 (the “Effective Date”), is by and between Recurium IP Holdings, LLC (f/k/a Zeno Royalties & Milestones, LLC), a Delaware Limited Liability Company (“LICENSOR”) and Zeno Management, Inc., a corporation organized and existing under the laws of Delaware (“LICENSEE”). LICENSOR and LICENSEE may, from time-to-time, be individually referred to as a “Party” and collectively referred to as the “Parties”.

RECITALS

WHEREAS, Kalyra Pharmaceuticals, Inc. and Zeno Pharmaceuticals, Inc. entered into that certain License Agreement dated December 31, 2014 (the (“Original License Agreement”);

WHEREAS, LICENSOR has acquired the Original License Agreement and the Licensed Technology (hereinafter defined) pursuant to that certain Asset Purchase Agreement by and between LICENSOR and Kalyra Pharmaceuticals, Inc. dated as of December 21, 2017;

WHEREAS, Zeno Pharmaceuticals, Inc. assigned its rights and obligations under the Original License Agreement to ZIP Pharma, Inc., effective as of December 21, 2017;

WHEREAS, ZIP Pharma, Inc. and LICENSOR amended and restated the Original License Agreement in that certain Amended and Restated License Agreement, effective as of December 21, 2017 (the “ARLA”);

WHEREAS, ZIP Pharma, Inc. merged into LICENSEE, effective as of September 3, 2019; and

WHEREAS, LICENSEE and LICENSOR desire to amend and restate the ARLA in its entirety as set forth below in order to more clearly reflect the original intent of the parties to the Original License Agreement on December 21, 2017.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which the Parties hereby acknowledge, the Parties, intending to be legally bound hereby, agree to the foregoing and as follows:

1.	DEFINITIONS

1.1	“AAA” is defined in Section 14.4.1.

1.2

“Affiliate” means, with respect to a Party, any Person that controls, is controlled by, or is under common control with that Party. For the purpose of this definition, “control” shall refer to: (a) the possession, directly or indirectly, of the power to direct the management or policies of an entity, whether through the ownership of voting securities, by contract or otherwise, or (b) the ownership, directly or indirectly, of fifty percent (50%) or more of the voting securities of such entity. For purposes of this Agreement, LICENSOR shall not be deemed an Affiliate of LICENSEE and LICENSEE shall not be deemed an Affiliate of LICENSOR.

1.3	“Affiliated Sublicensee” is defined in Section 2.2.1.

1.4	“[***] Program Compound” means any compound Covered by a Valid Claim of an [***] Program Patent or any compound that is an analog of [***].

1.5

“[***] Program Patents” means: (a) the patents and patent applications listed in Schedule D hereto; (b) all regular, divisional, continuation, substitution, continuation-in-part and continued prosecution applications that claim priority to those patents or patent applications described in subsection (a); (c) all patents that have issued or in the future issue from any of the foregoing patent applications in subsections (a) and (b), including utility, model and design patents, certificates of invention and applications for certificates of invention; (d) any reissues, renewals, extensions (including patent term extensions and supplemental certificates and the like), adjustments, re-examinations, revalidations, registrations and pediatric exclusivity periods of any of the foregoing; and (e) any foreign equivalents of any of the foregoing.

1.6

“Applicable Laws” means all applicable laws, statutes, rules, regulations and guidelines, including, without limitation, all good clinical practices, good manufacturing practices and all applicable standards or guidelines promulgated by the appropriate Regulatory Authority.

1.7	“Bankruptcy Code” is defined in Section 12.3.

1.8	“Bankruptcy Event” is defined in Section 12.3.

1.9

“Bioisosteres” means substituent(s) (an atom or groups of bonded atoms) that (i) have physical or chemical properties similar to certain atoms within a compound and that (ii) when substituted into such compound, produce biological properties similar to such original compound.

1.10	“Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks located in New York, New York are authorized or required by law to remain closed.

1.11	“Calendar Quarter” means the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31, or portion thereof, during the Term.

1.12

“Change in Control” means (a) the acquisition of any voting securities of a Party by any Person other than an Affiliate of such Party, immediately after which such Person has “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of (i) the then-outstanding shares or (ii) the combined voting power of the Party’s then-outstanding voting securities, or (b) the sale to a Person other than an Affiliate of such Party of all or substantially all of the assets of such Party. Notwithstanding the foregoing, (1) a stock sale to underwriters of a public offering of a Party’s capital stock or other Third Parties solely for the purpose of financing or a transaction solely to change the domicile of a Party or (2) a shift in the majority of the voting power of a Party as a resulting of a financing in which a Party issues convertible preferred shares or other securities to investors (including existing investors) in an arm’s length transaction shall not constitute a Change in Control.

1.13	“Claims” is defined in Section 10.1.

1.14	“Commencement” when used with respect to a clinical trial, means the first dosing of the first subject for such trial.

1.15

“Commercialize” or “Commercialization” means any and all activities directed to commercialization, including to manufacture for sale (along with any and all activities directed to the manufacture, receipt, incoming inspections, storage, quality control and handling of raw materials and components and the manufacture, formulation, packaging, storage, handling, assembly, production, processing, labeling, testing, disposition, packaging and quality control of any Licensed Product, including manufacturing process development, scale-up and validation), market, promote, distribute, offer for sale and sell (as well as importing and exporting activities in connection therewith).

1.16

“Commercially Reasonable Efforts” means: (a) with respect to Development of a Licensed Product, the efforts and expenditures required to obtain Regulatory Approval that would be employed by a company in the pharmaceutical or biotechnology industry of similar size and resources to LICENSEE for a product of similar commercial potential with similar rights; and (b) with respect to Commercialization of a Licensed Product, the efforts and expenditures that would be employed by a company in the pharmaceutical or biotechnology industry of similar size and resources to LICENSEE and for a product of similar commercial potential with similar rights.

1.17	“Competing Product” means any product that contains the same active pharmaceutical ingredient as a Licensed Product and is approved for the same indication for which such Licensed Product is approved.

1.18

“Compound Specific Improvements” means any improvement, modification or enhancement to any Know-How that is (a) related to any structure-activity relationships concerning a Program Compound and (b) Controlled by LICENSOR as of the Effective Date. For clarity and by way of example only, if LICENSOR conceived or reduced to practice one or more analogs of a cholesterol scaffold as a Program Compound(s) as of the Effective Date, then any additional analogs of a cholesterol scaffold conceived or reduced to practice by LICENSEE after the Effective Date that modulate the same target(s) as the initial Program Compound(s) would be deemed Compound Specific Improvements.

1.19	“Compound Specific Patent Abandonment Notice” is defined in Section 6.4(d).

1.20	“Compound Specific Patent Action” is defined in Section 7.2.2.

1.21

“Compound Specific Patents” means: (a) (i) the patents and patent applications listed in Schedule B hereto, (ii) the [***] Program Patents, (iii) any patents and patent applications with claims Covering inventions within the Licensed Know-How, and (iv) any patents and patent applications with claims Covering any Compound Specific Improvements; (b) all regular, divisional, continuation, substitution, continuation-in-part and continued prosecution applications that claim priority to those patents or patent applications described in subsection (a); (c) all patents that have issued or in the future issue from any of the foregoing patent applications in subsections (a) and (b), including utility, model and design patents, certificates of invention and applications for certificates of invention; (d) any reissues, renewals, extensions (including patent term extensions and supplemental certificates and the like), adjustments, re-examinations, revalidations, registrations and pediatric exclusivity periods of any of the foregoing; and (e) any foreign equivalents of any of the foregoing. Notwithstanding the foregoing, Compound Specific Patents shall exclude Platform Patents and Reagent Patents.

1.22	“Confidential Information” is defined in Section 8.1.

1.23

“Control” or “Controlled” means, with respect to any Intellectual Property Rights, the legal authority or right (whether by ownership, license or otherwise) of a Party to grant a license or a sublicense under Intellectual Property Rights, as applicable, to the other Party pursuant to the terms of this Agreement without breaching an obligation to or other arrangement with a Third Party, having to provide a royalty to a Third Party, or infringing or misappropriating the rights of a Third Party. Notwithstanding the foregoing, upon a Change in Control of LICENSOR that results in LICENSOR being merged into a Third Party and/or all or substantially of LICENSOR’s assets being assigned to a Third Party, the term Control shall be limited to only those Intellectual Property Rights that were Controlled by LICENSOR immediately prior to such Change of Control.

1.24

“Cover” or “Covering” means, with respect to a Patent or claim of a Patent and a product or compound, that the making, use, sale, offer for sale or importation of such product or compound would infringe such claim or Patent, but for the ownership of such Patent or the licenses granted under such Patent in this Agreement.

1.25	“Deductions” is defined in Section 1.65.

1.26	“Designated Affiliate/Third Party” is defined in Section 12.4.5(c).

1.27	“Develop” or “Development” means to conduct any and all research and development activities necessary to obtain Regulatory Approval.

1.28	“Dispute” is defined in Section 14.2.

1.29	“Dispute Resolution Period” is defined in Section 14.2.

1.30	“Executive Officers” means the Chief Executive Officer of each Party.

1.31	“FDA” means the United States Food and Drug Administration, or a successor federal agency thereto.

1.32	“Field” means the Initial Field and, on a Licensed Product-by-Licensed Product basis, the Licensee Extended Field.

1.33	“First Commercial Sale” means the first Net Sale generated in an arms-length transaction in a country in the Territory.

1.34	“Force Majeure Event” is defined in Section 15.4.

1.35

“GAAP” means the generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board.

1.36	“Government Official” is defined in Section 9.2.2.

1.37	“Improvement” means the Compound Specific Improvements and the Platform Improvements.

1.38

“IND” means (a) an investigational new drug application filed with the FDA for authorization for the investigation of a Licensed Product and (b) any of its foreign equivalents as filed with the applicable Regulatory Authorities in other countries or regulatory jurisdictions in the Territory, as applicable.

1.39	“Indemnitee” is defined in Section 10.3.

1.40	“Indemnifying Party” is defined in Section 10.3.

1.41	“Indication” means an indication, disease or condition for which a particular medical treatment or procedure is medically advisable

1.42	“Initial Field” means any use in humans and/or animals for the treatment or prevention of any diseases, but specifically excluding any use in humans and/or animals for [***].

1.43

“Intellectual Property Rights” means all trade secrets, copyrights, patents and other patent rights, trademarks, service marks, moral rights, Know-How and any and all other intellectual property or proprietary rights (including, without limitation, applications relating thereto) in any inventions, compounds, techniques, or discoveries, whether or not patentable, now known or hereafter recognized in any jurisdiction.

1.44

“Know-How” means tangible and intangible information, techniques, technology, practices, inventions (whether patentable or not), methods, knowledge, know-how, trade secrets, data and results (including all biological, chemical, pharmacological, toxicological, clinical, analytical and quality control data and methods (including any applicable reference standards), manufacturing assay and related data, data and results relating to drug substance, drug product, starting materials, and radiolabeled compounds, know-how and trade secrets).

1.45	“License” is defined in Section 2.1.1.

1.46

“Licensed Know-How” means all Know-How Controlled by LICENSOR that relates to a Program Compound or that relates to the inventions and technology described in the Patent Rights, but excluding any Know-How to the extent claimed in any Patent Rights.

1.47

“Licensed Product” means any drug product which uses a compound as an active pharmaceutical ingredient, wherein such compound (i) is Covered by the Patent Rights; (ii) is Developed using the Licensed Technology; or (iii) is a Program Compound, provided that for any compound that is solely covered by this subsection (iii) and that is Covered by a valid claim of an in-licensed (by LICENSEE) patent or patent application from a Third Party, the use of such in-licensed compound in a drug product shall not in and of itself cause such drug product to be a Licensed Product. Furthermore, any drug product which uses as an active pharmaceutical ingredient a compound Covered by the Reagent Patents is excluded from Licensed Product.

1.48	“Licensed Technology” means the Patent Rights and the Licensed Know-How.

1.49	“Licensee Election Notice” is defined in Section 2.1.2.

1.50	“Licensee Extended Field” is defined in Section 2.1.2.

1.51	“Licensee Indemnitee(s)” is defined in Section 10.2.

1.52	“Licensee Inventory” is defined in Section 12.4.5(c).

1.53	“Licensee Withholding Tax Action” is defined in Section 4.3.1.

1.54

“Licensor Bioisostere” means any and all (a) Bioisosteres Controlled by LICENSOR as of the Effective Date and (b) Platform Improvements Controlled by LICENSOR at any time on or after the Effective Date and prior to the expiration or termination of this Agreement or prior to a Change of Control.

1.55	“Licensor Cap” is defined in Section 11.2.

1.56	“Licensor Election Notice” is defined in Section 3.3.

1.57	“Licensor Extended Field” is defined in Section 3.3.

1.58	“Licensor Extended Field Products” means any Licensed Product Covered by the Platform Patents for which LICENSOR has properly provided the Licensor Election Notice pursuant to Section 3.3.

1.59	“Licensor’s Product Family Equity” is defined in Section 4.1.1.

1.60	“Migration Period” is defined in Section 12.4.5(c).

1.61	“Milestone” is defined in Section 4.1.1.

1.62	“Milestone Payment” is defined in Section 4.1.1.

1.63

“NDA” means (a) a new drug application filed with the FDA for authorization for marketing a Licensed Product and (b) any of its foreign equivalents as filed with the applicable Regulatory Authorities in other countries or regulatory jurisdictions in the Territory, as applicable.

1.64

“Net Sales” means, with respect to each Royalty & Milestone Product, the gross amount invoiced by or on behalf of LICENSEE, its Affiliates and their respective sublicensees for sales of such Royalty & Milestone Product (other than sales by LICENSEE, its Affiliates or sublicensees for subsequent resale in which case the final sale to the end user shall be used for calculation of Net Sales), less the following deductions if and to the extent they are included in the gross invoiced sales price of such Royalty & Milestone Product or otherwise directly incurred by LICENSEE, its Affiliates and their respective sublicensees with respect to the sale of such Royalty & Milestone Product: [***].

The following principles shall apply in the calculation of Net Sales:

1.64.1	[***].

1.64.2	[***].

1.64.3

Notwithstanding anything in this Agreement to the contrary, the transfer of Royalty & Milestone Products between or among LICENSEE, its Affiliates and sublicensees will not be considered a sale, provided, that in the event an Affiliate or sublicensee is the end-user of Royalty & Milestone Product, the transfer of Royalty & Milestone Products to such Affiliate or sublicensee shall be included in the calculation of Net Sales at the average selling price charged in an arm’s length sale to a Third Party who is not an Affiliate or sublicensee in the relevant period.

1.64.4	Unless otherwise specified herein, Net Sales shall be calculated in accordance with GAAP generally and consistently applied.

1.65	“Patent Rights” means the Compound Specific Patents and the Platform Patents.

1.66

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

1.67

“Phase I Clinical Trial” means any human clinical trial of a Royalty & Milestone Product, the principal purpose of which is preliminary determination of safety in healthy individuals or patients as described under 21 C.F.R. § 312.21(a) (as hereafter modified or amended) and any of its foreign equivalents.

1.68

“Phase II Clinical Trial” means any human clinical trial of a Royalty & Milestone Product conducted for purposes of preliminary determination of efficacy and/or preliminary establishment of appropriate dosage ranges for efficacy and safety in patients, as described under 21 C.F.R. § 312.21(b) (as hereafter modified or amended) and any of its foreign equivalents.

1.69	“Phase III Clinical Trial” means a clinical study of a Royalty & Milestone Product as described in 21 C.F.R. § 312.21(c) (as hereafter modified or amended) and any of its foreign equivalents.

1.70	“Platform Improvement” means any improvement, modification or enhancement to a [***].

1.71	“Platform Patent Abandonment Notice” is defined in Section 6.4(b).

1.72	“Platform Patent Action” is defined in Section 7.2.1.

1.73

“Platform Patents” means: (a) the patents and patent applications listed on Schedule A, hereto; (b) any patents and patent applications with claims Covering any Platform Improvements, but excluding the Reagent Patents; (c) all regular, divisional, continuation, substitution, continuation-in-part, and continued prosecution applications that claim priority to those patents or patent applications described in subsections (a) and (b); (d) all patents that have issued or in the future issue from any of the foregoing patent applications in subsections (a) - (c), including utility, model and design patents, certificates of invention and applications for certificates of invention; (e) any reissues, renewals, extensions (including patent term extensions and supplemental certificates and the like), adjustments, re-examinations, revalidations, registrations and pediatric exclusivity periods of any of the foregoing; and (f) any foreign equivalents of any of the foregoing.

1.74	“PRC Sublicensee” means [***] and/or one of its Affiliates.

1.75

“Proceeding” shall mean any action, arbitration, audit, hearing, investigation, litigation or suit (whether civil, criminal, administrative, investigative or informal) commenced, brought, conducted or heard by or before, or otherwise involving any governmental entity or arbitrator.

1.76

“Product Family” means one or more Royalty & Milestone Products which contain the same active compound(s) (or any isomers, salts, hydrates, solvates, amides, esters, metabolites, or prodrugs of the active compound(s)) or contain lead compound(s) or backup compound(s) from a development program targeting the same biological target or cell receptor ligand, but irrespective of whether such Royalty & Milestone Products are marketed for the same indications, contain different dosage forms, proportions or formulations of such compound(s) or utilize different inactive ingredients. Notwithstanding the foregoing, a Royalty & Milestone Product based on a compound shall be deemed to be in a distinct Royalty & Milestone Product Family from a Royalty & Milestone Product based on the combination of the same relevant compound with any other active pharmaceutical ingredient. As such, then two distinct sets of milestone payments shall be potentially due under this Agreement, one for each of such two distinct Royalty & Milestone Products.

1.78	“Program Compound” means [***].

1.79	“Qualifying Clinical Trial” is defined in Section 2.1.2.

1.80

“Reagent Patents” means: (a) the patents and patent applications listed in Schedule C hereto; (b) all regular, divisional, continuation, substitution, continuation-in-part and continued prosecution applications that claim priority to those patents or patent applications described in subsection (a); (c) all patents that have issued or in the future issue from any of the foregoing patent applications in subsections (a) and (b), including utility, model and design patents, certificates of invention and applications for certificates of invention; (d) any reissues, renewals, extensions (including patent term extensions and supplemental certificates and the like), adjustments, re-examinations, revalidations, registrations and pediatric exclusivity periods of any of the foregoing; and (e) any foreign equivalents of any of the foregoing.

1.81	“Recipients” is defined in Section 8.2.

1.82

“Regulatory Approval” means, with respect to a Licensed Product in any country or jurisdiction, any approval (including where required, pricing and reimbursement approvals), registration, license or authorization that is required by the applicable Regulatory Authority to market and sell such Licensed Product in such country or jurisdiction.

1.83

“Regulatory Authority(ies)” means, collectively, the entities in each country in the Territory responsible for (i) granting Regulatory Approvals for a Licensed Product in the Territory or (ii) the establishment, maintenance and/or protection of rights related to the Patent Rights, or any other successor entities thereto.

1.84

“Regulatory Filings” means, with respect to a Licensed Product, any submission to a Regulatory Authority of any appropriate regulatory application, including, without limitation, any IND, NDA, any submission to a regulatory advisory board, any marketing authorization application, and any supplement or amendment thereto.

1.85	“Relevant Records” is defined in Section 5.1.

1.86	“Royalties” is defined in Section 4.1.2(a).

1.87	“Royalty & Milestone Product” means any Licensed Product that comprises or contains a Program Compound.

1.88	“Royalty Percentage” is defined in Section 4.1.2(a).

1.89

“Royalty Term” means, with respect to a Royalty & Milestone Product in each country, the period commencing on the First Commercial Sale of such Royalty & Milestone Product in such country and expiring upon [***].

1.90	“Subcontractors” is defined in Section 2.2.4.

1.91	“Taxes” is defined in Section 4.3.1.

1.92	“Term” is defined in Section 12.1.

1.93	“Territory” means worldwide.

1.94	“Third Party” means any Person other than a Party or an Affiliate of a Party.

1.95	“Use” means to make, have made, use, sell, offer for sale and import.

1.96

“Valid Claim” means (a) a claim of an issued and unexpired patent included within the Patent Rights that (i) has not been revoked, declared unenforceable or unpatentable, or held invalid by a court or other governmental agency of competent jurisdiction that is unappealable or unappealed within the time allowed for appeal, (ii) has not been admitted to be rendered invalid or unenforceable through reissue, disclaimer or otherwise, and (iii) has not been finally cancelled, withdrawn, abandoned, allowed to lapse, or rejected by any governmental agency of competent jurisdiction and (b) a pending application within the Licensed Patents, provided that such application has not been pending for more than [***] ([***]) [***] and that has not been canceled, withdrawn, finally determined to be unallowable, or abandoned.

1.97	“Recurium Equity” is defined in Section 4.1.1.

2.	LICENSE GRANT

2.1	License Grant.

2.1.1

Licensed Technology. Subject to the terms and conditions of this Agreement, LICENSOR hereby grants to LICENSEE an exclusive (even as against LICENSOR and its Affiliates, except as provided in Sections 2.3 and 3.3), sublicensable (subject to Section 2.2) right and license under the Licensed Technology to Develop and Commercialize Licensed Products (except for any Licensor Extended Field Product) solely for Use within the Field and within the Territory (the “License”).

2.1.2

Licensee Rights Outside Initial Field. If at any time after Commencement of the first Qualifying Clinical Trial for a Licensed Product in the Initial Field LICENSEE and/or its sublicensees desire to market and offer for sale such Licensed Product in any Indication outside the Initial Field, LICENSEE shall have the right and option to notify LICENSOR in writing (the “Licensee Election Notice”) that LICENSEE and/or its sublicensees desires to Develop and Commercialize such Licensed Product in the Territory for Indications outside the Initial Field (the “Licensee Extended Field”). LICENSEE shall provide the structure of the Licensed Product in its Licensee Election Notice, but LICENSEE will not be required to identify which Indication(s) outside the Initial Field such Licensed Product will be Developed in. If LICENSEE delivers a Licensee Election Notice then any Indication for which such Licensed Product is Developed or Commercialized shall automatically (without any requirement to amend this Agreement) be included in the Licensee Extended Field with respect to such Licensed Product, subject to all of the terms and conditions of this Agreement. For purposes of this Section 2.1.2, the term “Qualifying Clinical Trial” shall mean, on a Licensed Product-by-Licensed Product basis [***].

2.1.3

Reagent License. Subject to the terms and conditions of this Agreement, LICENSOR hereby grants to LICENSEE a non-exclusive right and license under the Reagent Patents to use compounds Covered by the Reagent Patents solely as reagents for the synthesis of Licensed Products solely for Use within the Field and within the Territory. LICENSEE shall have the right to sublicense the rights granted under this Section 2.1.3 solely to Affiliated Sublicensees. LICENSEE acknowledges and agrees that neither it nor any Affiliated Sublicensee shall use any compound Covered by the Reagent Patents or any simple derivative of such compound in any drug product.

2.2	Sublicense Rights.

2.2.1

LICENSEE shall have the right to sublicense the rights granted under the License in Section 2.1 to one or more of its Affiliates (each an “Affiliated Sublicensee”), provided that LICENSEE shall cause such Affiliated Sublicensees to comply with and be bound by those terms and conditions under this Agreement that by their terms are intended to obligate LICENSEE or its Affiliated Sublicensees. Notwithstanding the foregoing, LICENSEE shall remain responsible for complying with such applicable terms and conditions. A breach by any such Affiliated Sublicensee of any such obligation of LICENSEE shall constitute a breach by LICENSEE of this Agreement and shall entitle LICENSOR to exercise its rights hereunder, in addition to any other rights and remedies to which LICENSOR may be entitled.

2.2.2

LICENSEE shall also have the right to sublicense the rights granted under the License in Sections 2.1.1 and 2.1.2 to Third Parties subject to the following: LICENSEE shall provide LICENSOR with an executed copy thereof (provided that LICENSEE shall be permitted to redact confidential financial terms in such agreement) within [***] ([***]) days after execution thereof. Each sublicense shall contain covenants by the sublicensee for such sublicensee to observe and perform materially the same terms and conditions as those set out for LICENSEE in this Agreement to the extent applicable. In the event that LICENSEE becomes aware of a material breach of any such sublicense by the sublicensee, LICENSEE shall promptly notify LICENSOR of the particulars of same and use its Commercially Reasonable Efforts to enforce the terms of such sublicense. [***].

2.2.3	The terms of this Section 2.2 shall apply to each subsequent sublicensee or sub-sublicensee, as if same were LICENSEE’s original sublicensee.

2.2.4

LICENSEE and its sublicensees shall have the right to utilize subcontractors, including service providers, manufacturers, clinical research organizations and distributors who are performing services on LICENSEE’s and/or its sublicensee’s behalf (“Subcontractors”). Any use of such Subcontractors shall not require the consent of LICENSOR nor shall such Subcontractors be deemed sublicensees for purposes of this Agreement, including this Section 2.2.

2.3

Retained Rights. LICENSOR reserves all rights with respect to Licensed Know-How, Patent Rights, Reagent Patents and other Intellectual Property Rights that are not specifically granted herein. Without limiting the foregoing, LICENSEE acknowledges and agrees that LICENSOR retains the right under the Licensed Technology (but excluding the Compound Specific Patents) to make, have made and use the Licensor Bioisosteres and/or Licensed Products for research purposes, to Develop and/or Commercialize the Licensor Bioisosteres and/or Licensed Products outside the Field, and to Develop and/or Commercialize Licensor Extended Field Products in the Licensor Extended Field.

2.4

No Additional Rights. Nothing in this Agreement shall be construed to confer any rights upon LICENSEE by implication, estoppel, or otherwise as to any technology or Intellectual Property Rights of LICENSOR or its Affiliates other than the Licensed Technology.

2.5	Licensor Covenant. LICENSOR hereby acknowledges and agrees that it shall not license the Compound Specific Patents to any Third Party in any field during the Term.

2.6

Reimbursements. LICENSEE shall reimburse LICENSOR for all reasonable legal and other reasonable and documented costs and expenses incurred by LICENSOR in the administration of this contract within [***] ([***]) days of invoice therefor. Upon LICENSEE’S request, LICENSOR shall provide all documentation necessary for LICENSEE to verify such costs and expenses prior to being required to pay the same.

3.	DEVELOPMENT AND COMMERCIALIZATION

3.1

Development. LICENSEE shall itself, or through its sublicensees, use Commercially Reasonable Efforts to Develop at least one (1) Royalty & Milestone Product in the Territory. In connection with its efforts to Develop Licensed Products, LICENSEE shall bear all responsibility and expense for filing Regulatory Filings in LICENSEE’s name and obtaining Regulatory Approval for such Products. LICENSEE shall, on an annual basis, provide LICENSOR with one or more Development plans detailing LICENSEE’s plans to Develop Royalty & Milestone Products in the Territory for LICENSOR’s review and comment. LICENSEE will use Commercially Reasonable Efforts to timely and diligently execute the activities under such development plans and shall provide to LICENSOR reports regarding LICENSEE’s progress within [***] ([***]) days following the expiration of each Calendar Quarter.

3.2	Commercialization. LICENSEE shall itself, or through its sublicensees, use Commercially Reasonable Efforts to Commercialize [***] ([***]) [***] in the Territory.

3.3

Licensor’s Rights In The Initial Field. If at any time after Commencement by LICENSOR (or its other licensees of any Platform Patent outside the Initial Field) of [***] Licensed Product Covered by the Platform Patents outside the Initial Field LICENSOR and/or its other licensees desire to market and offer for sale such Licensed Product in any Indication inside the Initial Field, LICENSOR shall have the right and option to notify LICENSEE in writing (the “Licensor Election Notice”) that LICENSOR and/or its licensees desires to Develop such Licensed Product in the Territory for Indications inside the Initial Field (the “Licensor Extended Field”). LICENSOR shall provide the structure of such Licensed Product in its Licensor Election Notice, but LICENSOR will not be required to identify which Indication(s) outside the Initial Field such Licensed Product will be Developed in. If LICENSOR delivers a Licensor Election Notice then any Indication for which such Licensed Product is Developed shall automatically (without any requirement to amend this Agreement) be included in the LICENSOR Extended Field with respect to such Licensed Product, subject to all of the terms and conditions of this Agreement.

4.	PAYMENT TERMS

4.1	Payment Terms.

4.1.1

Milestone Payments. LICENSEE shall notify LICENSOR as soon as practicable upon achievement of each milestone set forth in the applicable table below (each, a “Milestone”). In further consideration of the licenses and rights granted to LICENSEE, within [***] ([***]) days upon achievement of each Milestone set forth in the applicable table below, LICENSEE shall pay to LICENSOR the corresponding non-creditable and non-refundable milestone payment (each, a “Milestone Payment”) as determined on a Product Family-by-Product Family basis according to Recurium Equity, LLC’s (“Recurium Equity”) aggregate direct and/or indirect equity ownership percentage (on a fully diluted basis) of LICENSEE or the furthest down-stream Affiliated Sublicensee of the applicable Product Family in the case of a Product Family that has been sublicensed to an Affiliated Sublicensee (the applicable percentage with respect to a Product Family is referred to herein as “LICENSOR’s Product Family Equity”) at the time such Milestone is achieved, as set forth below; provided that any sales by Recurium Equity of equity of LICENSEE owned by Recurium Equity as of the Effective Date shall be disregarded for purposes of the foregoing calculations, such that Recurium Equity cannot unilaterally reduce its ownership percentage. (For example, if Recurium Equity’s equity ownership percentage of LICENSEE is [***] and the applicable Product Family has not been sublicensed to an Affiliated Sublicensee, then LICENSOR’s Product Family Equity would be [***] with respect to such Product Family. If Recurium Equity’s equity ownership percentage of LICENSEE is [***] and a Product Family has been sublicensed to an Affiliated Sublicensee, and LICENSEE’s equity ownership percentage of the Affiliated Sublicensee is [***], then LICENSOR’s Product Family Equity with respect to such Product Family would be [***] (i.e., [***] multiplied by [***]).)

(a)	If LICENSOR’s Product Family Equity is less than [***] ([***]) with respect to an applicable Product Family:

MILESTONE	MILESTONE PAYMENT
(1) Upon Commencement of the first Phase II Clinical Trial in any country for a Royalty & Milestone Product in such Product Family*	[***	]
(2) Upon Commencement of the first Phase III Clinical Trial in any country for a Royalty & Milestone Product in such Product Family*	[***	]
(3) Upon the first NDA Filing Acceptance in any country for a Royalty & Milestone Product in such Product Family*	[***	]
(4) Upon obtaining Regulatory Approval in any country for the first indication of a Royalty & Milestone Product in such Product Family*	[***	]
(5) Upon obtaining Regulatory Approval in any country for each additional indication of a Royalty & Milestone Product in such Product Family**	[***	]

*	such Milestone shall only be payable once per Product Family.
**	such Milestone shall only be payable once per each indication.

(b)	If LICENSOR’s Product Family Equity is not less than [***] ([***]), but no greater than [***] ([***]) with respect to an applicable Product Family:

MILESTONE	MILESTONE PAYMENT
(1) Upon Commencement of the first Phase II Clinical Trial in any country for a Royalty & Milestone Product in such Product Family*	[***	]
(2) Upon Commencement of the first Phase III Clinical Trial in any country for a Royalty & Milestone Product in such Product Family*	[***	]
(3) Upon the first NDA Filing Acceptance in any country for a Royalty & Milestone Product in such Product Family*	[***	]
(4) Upon obtaining Regulatory Approval in any country for the first indication of a Royalty & Milestone Product in such Product Family*	[***	]
(5) Upon obtaining Regulatory Approval in any country for each additional indication of a Royalty & Milestone Product in such Product Family**	[***	]

*	such Milestone shall only be payable once per Product Family.
**	such Milestone shall only be payable once per each indication.

(c)	LICENSEE shall also pay to LICENSOR Milestone Payments upon obtaining Regulatory Approval for indications of a Royalty & Milestone Product in a Product Family for use in animals as set forth below.

MILESTONE	MILESTONE PAYMENT
(1) Upon Regulatory Approval for the first indication of a Royalty & Milestone Product in a Product Family*	[***	]
(2) Upon Regulatory Approval for the second and each subsequent indication of a Royalty & Milestone Product in a Product Family**	[***	]

*	such Milestone shall only be payable once per Product Family.
**	such Milestone shall only be payable once per each indication.

(d)	IF LICENSOR’s Product Family Equity is greater than [***] ([***]) at the time LICENSEE achieves any specific Milestone is achieved, no payments will be due resulting from such Milestone.

(e)

For the avoidance of doubt and notwithstanding anything to the contrary herein: (i) no Milestone Payment shall be due to LICENSOR in connection with any Milestone resulting from the Development and/or Regulatory Approval of a Royalty & Milestone Product in a country in the Territory which has been exclusively licensed to the PRC Sublicensee; (ii) payment of a Milestone by a sublicensee, assignee or other transferee of, or Third Party retained by, LICENSEE shall be deemed to have been satisfied by LICENSEE for purposes of this Section 4.1.1; and (iii) if a clinical trial is designed to accomplish the end point of both a Phase II Clinical Trial and a Phase III Clinical Trial, then (A) the Milestone Payment under (1) above for Commencement of the Phase II Clinical Trial will only be due at the Commencement of such combined trial and (B) the Milestone Payment under (2) above, for Commencement of the Phase III Clinical Trial will only be due upon the filing for Regulatory Approval of a Royalty & Milestone Product in the applicable country or at the commencement of the necessary subsequent trial required to file, whichever comes first. For the sake of clarity, in the case of (B) in the preceding sentence, LICENSEE must also pay the Milestone Payment due under (3) above, when due.

4.1.2	Royalty Payments.

(a)

Royalties. In consideration of the licenses and rights granted to LICENSEE hereunder, LICENSEE shall pay to LICENSOR a royalty equal to the Royalty Percentage of Net Sales of Royalty & Milestone Product in the Territory during the Royalty Term (collectively, “Royalties”). As used herein, “Royalty Percentage” means a percentage, as determined by LICENSOR’s Product Family Equity, as set forth below. For any royalty payment that the PRC Sublicensee shall provide for, LICENSEE shall only be required to pay to LICENSOR Royalties equal [***]of the royalty payment actually owed by the PRC Sublicensee to LICENSEE.

Royalty Percentage By LICENSOR Ownership
LICENSOR’s Product Family Equity	[***	]	[***	]	[***	]
Royalty Percentage	[***	]	[***	]	[***	]

(b)

Quarterly Payments. LICENSEE shall pay to LICENSOR the applicable Royalties within [***] ([***]) days following the expiration of each Calendar Quarter after the date of the First Commercial Sale. Royalties will be payable on a country-by-country, Royalty & Milestone Product-by-Royalty & Milestone Product, basis commencing as of the First Commercial Sale of a Royalty & Milestone Product in each country until the expiration of the Royalty Term for such Royalty & Milestone Product in each country.

(c)

Reports. All payments shall be accompanied by a report that includes reasonably detailed information regarding a total monthly sales calculation of Net Sales of Royalty & Milestone Product (including all Deductions) and all Royalties payable to LICENSOR for the applicable Calendar Quarter (including any foreign exchange rates employed)

(d)

Anti-Stacking. Royalties may be reduced with respect to Net Sales in a particular country by deducting [***] ([***]) of any and all royalties paid by LICENSEE, its Affiliates and/or sublicensees to any Third Party for the Royalty & Milestone Product in such country, up to a maximum reduction of [***] ([***]) in the aggregate of the Royalties owing for Net Sales in such country for: (i) any license that LICENSEE determines in good faith would be prudent to obtain given the potential to resolve or avoid any claims that any Royalty & Milestone Product infringes or misappropriates the Intellectual Property Rights of any Third Party in such country; (ii) any final, unappealed judgment awarded against LICENSEE, its Affiliates or sublicensees for damages for infringement of Third Party Intellectual Property Rights with respect to Use of a Royalty & Milestone Product in such country; or (iii) any license for technology that is necessary to Develop or Commercialize a Royalty & Milestone Product in such country. LICENSEE shall use Commercially Reasonable Efforts to minimize any such royalties or other payments to Third Parties on account of sales of Royalty & Milestone Products hereunder.

(e)

Combination Products. In the event that a Royalty & Milestone Product is Commercialized in combination with one or more products which are themselves not Royalty & Milestone Products under this Agreement for a single price, the Net Sales for such Royalty & Milestone Product shall be calculated by [***]. If the fair market value for any product sold in combination with a Royalty & Milestone Product cannot be reasonably determined, the price attributed to such product will be based on the relative cost of goods for such product, as determined in accordance with GAAP. In addition, in the event that a Royalty & Milestone Product is sold with any other product(s) or if any giveaways, discounts, rebates or charge-backs (whether as part of a customer loyalty, bundling or “loss leader” program, or otherwise) are provided for a Royalty & Milestone Product to promote or sell other products or otherwise, the Net Sales for such Royalty & Milestone Product shall be no less than the fair market value of such Royalty & Milestone Product on a stand-alone basis (excluding any such discounts, rebates or charge-backs).

4.1.3

Sublicense Fees. In consideration of the licenses and rights granted to LICENSEE hereunder, LICENSEE shall pay to LICENSOR the applicable percentage of all Third Party Fees payable from any of LICENSEE’s sublicensees, assignees and other transferees (including without limitation the PRC Sublicensee but excluding any sublicensee, assignee or transferee that is an Affiliate of LICENSEE immediately following the applicable sublicense, assignment or transfer) (the “Sublicense Fees”) as set forth below. As used herein, “Third Party Fees” means any and all consideration in any form provided by sublicensees, assignees and other transferees (including without limitation the PRC Sublicensee) hereunder for rights under the Licensed Technology related to the Royalty & Milestone Products, excluding: (a) Royalties (which shall be subject to Section 4.1.2 above); (b) reimbursement of actual research and Development expenses for Royalty & Milestone Product; (c) manufacturing costs for the Royalty & Milestone Product; (d) payments for prosecution, enforcement or maintenance of any Licensed Technology; (e) Milestone Payments which are less than the Milestone Payments due to LICENSOR hereunder, if for achievement of the same Milestone event; and (f) any proceeds from a Change in Control of LICENSEE or a sale of all or substantially all of LICENSEE’s assets wherein [***] ([***]) [***]. LICENSEE shall pay all Sublicense Fees received during each Calendar Quarter within [***] ([***]) following the expiration of each such Calendar Quarter. All payments shall be accompanied by a report that includes a calculation of all Sublicense Fees payable to LICENSOR for the applicable Calendar Quarter.

Sublicense Fees Percentage by LICENSOR’s Product Family Equity

Percentage of Third Party Fees By LICENSOR Ownership
LICENSOR’s Product Family Equity	[***	]	[***	]	[***	]
Percentage of Third Party Fees	[***	]	[***	]	[***	]

4.1.4	Other Payments. LICENSEE shall pay to LICENSOR any other amounts due under this Agreement within [***] ([***]) days following receipt of invoice.

4.1.5

Late Payments. In the event that any payments due hereunder are not made when due, each such payment shall accrue interest from the date due until paid at [***], plus [***] ([***]). The payment of such interest shall not limit or otherwise be deemed to be in satisfaction of LICENSOR exercising any other rights it may have under this Agreement arising from LICENSEE’s failure to make such payment when due.

4.1.6

After Royalty Term. After the expiration of the Royalty Term in any relevant country for a Royalty & Milestone Product, LICENSEE shall not have any further obligation under this Agreement to pay royalties to LICENSOR in such country for such Royalty & Milestone Product.

4.2	Payment Method.

4.2.1

Any payments that are recorded in currencies other than the US Dollar shall be converted into US Dollars at the average of the daily foreign exchange rates published in the Wall Street Journal, Western Edition (or any other qualified source that is acceptable to both Parties) for the Calendar Quarter in which such payments or expenses occurred, or for periods less than a Calendar Quarter, the average of the daily rates published in the Wall Street Journal, Western Edition for such period.

4.2.2

All payments from LICENSEE to LICENSOR shall be made by wire transfer in US Dollars to the credit of such bank account as may be designated by LICENSOR in writing to LICENSEE. Any payment which falls due on a date which is not a Business Day may be made on the next succeeding Business Day.

4.3	Taxes.

4.3.1

It is understood and agreed between the Parties that any amounts payable by LICENSEE to LICENSOR hereunder are exclusive of any and all applicable sales, use, VAT, GST, excise, property, and other taxes, levies, duties or fees (collectively, “Taxes”), which shall be added thereon as applicable. LICENSEE shall be responsible for billing and collection from its customers and remitting to the appropriate taxing authority any and all Taxes which it is required to collect or remit. Each Party will be responsible for their own income and property taxes. If LICENSEE is required to make a payment to LICENSOR subject to a deduction of tax or withholding tax, (i) if such withholding or deduction obligation arises as a direct result of any failure on the part of LICENSEE to comply with applicable tax laws or filing or record retention requirements, that has the effect of modifying the tax treatment of the Parties hereto (a “LICENSEE Withholding Tax Action”), then the sum payable by LICENSEE (in respect of which such deduction or withholding is required to be made) shall be increased to the extent necessary to ensure that LICENSOR receives a sum equal to the sum which it would have received had no such LICENSEE Withholding Tax Action occurred, (ii) otherwise, the sum payable by LICENSEE (in respect of which such deduction or withholding is required to be made) shall be made to LICENSOR after deduction of the amount required to be so deducted or withheld, which deducted or withheld amount shall be remitted in accordance with applicable law.

4.3.2

To the extent LICENSEE is required to deduct and withhold taxes on any payments to LICENSOR, LICENSEE shall pay the amounts of such taxes to the proper governmental authority in a timely manner and promptly transmit to LICENSOR an official tax certificate or other evidence of such withholding sufficient to enable LICENSOR to claim such payments of taxes. LICENSOR shall provide to LICENSEE any tax forms that may be reasonably necessary in order for LICENSEE not to withhold tax or to withhold tax at a reduced rate under an applicable bilateral income tax treaty. Each Party shall provide the other with reasonable assistance to enable the recovery, as permitted by law, of withholding taxes, VAT, or similar obligations resulting from payments made under this Agreement, such recovery to be for the benefit of the Party bearing such withholding tax or VAT.

4.3.3

The Parties agree to cooperate and produce on a timely basis any tax forms or reports, including an IRS Form W-8BEN, reasonably requested by the other Party in connection with any payment made by LICENSEE to LICENSOR under this Agreement.

5.	RECORDS; AUDIT RIGHTS

5.1

Relevant Records. LICENSEE shall maintain accurate financial books and records pertaining to the sublicensing of the Licensed Technology pursuant to Section 2.2 and LICENSEE’s sale of each Royalty & Milestone Product, including any and all calculations of the applicable Fees (collectively, “Relevant Records”). LICENSEE shall maintain the Relevant Records for the longer of: (a) the period of time required by Applicable Law, or (b) [***] ([***]) following expiration or termination of this Agreement.

5.2

Audit Request. LICENSOR shall have the right during the Term and for [***] ([***]) [***] thereafter to engage, at its own expense, an independent auditor reasonably acceptable to LICENSEE to examine the Relevant Records from time-to-time, but no more frequently than [***] ([***]) [***], as may be necessary to verify compliance with the terms of this Agreement. Such audit shall be requested in writing at least [***] ([***]) [***]in advance, and shall be conducted during LICENSEE’s normal business hours and otherwise in manner that minimizes any interference to LICENSEE’s business operations.

5.3

Audit Fees and Expenses. LICENSOR shall bear any and all fees and expenses it may incur in connection with any such audit of the Relevant Records; provided, however, in the event an audit reveals an underpayment of LICENSEE of more than [***] ([***]) as to the period subject to the audit, LICENSEE shall reimburse LICENSOR for any reasonable and documented out-of-pocket costs and expenses of the audit within [***] ([***]) days after receiving invoices thereof.

5.4

Payment of Deficiency. If any audit establishes that LICENSEE underpaid any amounts due to LICENSOR under this Agreement, then LICENSEE shall pay LICENSOR any such deficiency within [***] ([***]) days after receipt of written notice thereof unless it disputes the results of such audit in accordance with Section 14 (Dispute Resolution) of this Agreement. For the avoidance of doubt, such payment will be considered a late payment, subject to Section 4.1.5. If any audit establishes that LICENSEE overpaid any amounts due to LICENSOR under this Agreement, then LICENSEE shall be credited any such overpayment against future Royalties.

6.	INTELLECTUAL PROPERTY RIGHTS

6.1

Pre-existing IP. Each Party shall retain all rights, title and interests in and to any Intellectual Property Rights that are owned, licensed or sublicensed by such Party prior to or independent of this Agreement.

6.2

Inventions. Inventorship of inventions conceived or reduced to practice in the course of research and other Development activities under this Agreement shall be determined by application of United States patent laws pertaining to inventorship. Subject to Section 6.3, if such inventions are jointly invented in the course of such Development activities by or on behalf of both Parties, such inventions shall be jointly owned (“Joint Invention”), and if one or more claims included in an issued patent or pending patent application which is filed in a patent office in the Territory claim such Joint Invention, such patent or patent application shall be jointly owned. Subject to Section 6.3, if such an invention is solely invented by or on behalf of a Party, such invention shall be solely owned by such Party, and any patent filed claiming such solely owned invention shall also be solely owned by such Party.

6.3

Improvements. Notwithstanding Section 6.2, any Improvement conceived or reduced to practice by or on behalf of LICENSEE and/or any sublicensee on or after [***] and prior to the expiration or termination of this Agreement, shall be owned exclusively by LICENSOR, and LICENSEE hereby assigns all right, title and interest to any such Improvement (including all rights to sue for infringement, including past infringement) to LICENSOR. LICENSEE shall disclose any such Improvement to LICENSOR in writing within [***] ([***]) days after its actual or constructive reduction to practice. LICENSEE hereby agrees to sign all necessary papers and do all lawful acts reasonably requisite in connection with the prosecution, assignment and enforcement of each and every patent application related to any Improvement, without further compensation, but at the expense of LICENSOR or its successors and assigns.

6.4	Patent Prosecution.

(a)

Platform Patents. Except as set forth in subsection (b) below, LICENSOR has the first right but not the obligation to conduct, control and pay for the prosecution, maintenance, challenges against validity and unenforceability or patentability with respect to the Platform Patents in the Territory. At LICENSOR’s reasonable request, LICENSEE shall reasonably cooperate with and assist LICENSOR in connection with such activities. As between the Parties, LICENSEE shall be responsible for the cost of the prosecution and maintenance of the Platform Patents.

(b)

Failure to Prosecute or Maintain Platform Patents. In the event that LICENSOR elects to forgo the prosecution or maintenance of any of the Platform Patents, LICENSOR shall notify LICENSEE of such election at least [***] ([***]) days prior to any filing or payment due date, or any other due date that requires action (“Platform Patent Abandonment Notice”). Upon receipt of a Platform Patent Abandonment Notice, LICENSEE shall have the right, but not the obligation, upon written notice to LICENSOR, at its sole discretion and expense, to file or to continue the prosecution or maintenance of such Platform Patent in such country in LICENSOR’s name and on LICENSOR’s behalf using counsel of its own choice and at its own expense.

(c)

Compound Specific Patents. Except as set forth in subsection (d) below, LICENSEE has the first right, but not the obligation, to conduct and control the prosecution, maintenance, and challenges against validity and unenforceability or patentability in LICENSOR’S name before any patent office or other equivalent intellectual property regulatory authority with respect to the Compound Specific Patents, provided that LICENSEE pays the costs and expenses in connection with the same.

(d)

Failure to Prosecute or Maintain Compound Specific Patents. In the event that LICENSEE elects to forgo the prosecution or maintenance of any of the Compound Specific Patents, LICENSEE shall notify LICENSOR of such election at least [***] ([***]) days prior to any filing or payment due date, or any other due date that requires action (“Compound Specific Patent Abandonment Notice”). Upon receipt of an Compound Specific Patent Abandonment Notice, LICENSOR (or a licensee of the Platform Patents designated by LICENSOR) shall have the right, but not the obligation, upon written notice to LICENSEE, at its sole discretion and expense, to file or to continue the prosecution or maintenance of such Compound Specific Patent in such country in LICENSOR’S name and on LICENSEE’S behalf using counsel of its own choice and at its own expense.

(e)

Information Rights. The Party which is then responsible for prosecuting and maintaining a Patent Right in the Territory shall: (a) keep the other Party reasonably informed as to the status of such Patent Right in the Territory; (b) consider in good faith the reasonable requests, suggestions and advice of the other Party with respect to the prosecution, maintenance and defense of such Patent Right in the Territory; and (c) promptly provide the other Party with copies of correspondence and materials received from or filed with any Regulatory Authority within the Territory related to the Patent Rights.

(f)

Patent Term Extension. If election with respect to obtaining patent term extension or supplemental protection certificates or their equivalents in any country with respect to a Licensed Product becomes available, upon Regulatory Approval or otherwise, the Parties will discuss in good faith which of the Patent Rights, if any, will be extended. LICENSEE will have final decision making authority for which of the Patent Rights, if any, to extend, provided that LICENSOR will have the right to prevent a Platform Patent from being subject to such extension.

(g)	Reagent Patents. For clarity, the Section 6.4 shall not be deemed to apply to the Reagent Patents, for which LICENSOR retains sole rights.

7.	INFRINGEMENT; MISAPPROPRIATION

7.1

Notification. Each Party will promptly notify the other Party in writing of any actual, suspected or threatened infringement, misappropriation or other violation by a Third Party of any Licensed Technology in the Field and in the Territory of which it becomes aware.

7.2	Enforcement Action.

7.2.1

Enforcement of Platform Patents. LICENSEE or any of its sublicensees shall have the first right, but not the obligation, using counsel of its choice, to enforce the Platform Patents against any actual or suspected infringement of the Platform Patents with respect to the Development or Commercialization of a Competing Product in the Field and Territory by a Third Party or defend any declaratory action with respect thereto brought by such Third Party (a “Platform Patent Action”), at its expense, and LICENSOR shall provide all reasonable assistance to LICENSEE in such Platform Patent Action, including joining, at LICENSEE’s reasonable expense, such Platform Patent Action if necessary to maintain the Platform Patent Action, or to seek additional or alternative damages or injunctive relief under such Platform Patent Action. Notwithstanding anything to the contrary herein, neither LICENSEE nor any of its sublicensees shall, without the prior written consent of LICENSOR, enter into any settlement that would: (i) adversely affect the validity, enforceability or scope of any of the Platform Patents anywhere in the world; (ii) give rise to liability of LICENSOR or its Affiliates; or (iii) otherwise impair LICENSOR’S rights in the Platform Patents or under this Agreement.

7.2.2

Enforcement of Compound Specific Patents. LICENSEE shall have the sole right, but not the obligation, using counsel of its choice, to enforce the Compound Specific Patents or defend any declaratory action with respect thereto in the Field in the Territory (an “Compound Specific Patent Action”), at its expense, and LICENSOR shall provide all reasonable assistance to LICENSEE in such Compound Specific Patent Action, including joining, at LICENSEE’S reasonable expense, if necessary to maintain the Compound Specific Patent Action, or to seek additional or alternative damages or injunctive relief under such Compound Specific Patent Action.

7.2.3

Recoveries. Any recovery received as a result of any Platform Patent Action shall be used first to reimburse the Parties for their costs and expenses (including attorneys’ and professional fees) incurred in connection with such action (and not previously reimbursed), and any remaining amount of such recovery shall be awarded to [***] unless otherwise agreed by the Parties. Any recovery received as a result of any Compound Specific Patent Action shall be used first to reimburse the Parties for their costs and expenses (including attorneys’ and professional fees) incurred in connection with such action (and not previously reimbursed), and any remaining amount of such recovery shall be awarded [***].

7.2.4	Reagent Patents. For clarity, the Section 7.2 shall not be deemed to apply to the Reagent Patents, for which LICENSOR retains sole rights.

7.3	Infringement Claimed by Third Parties.

7.3.1

In the event a Third Party commences, or threatens to commence, any Proceeding against a Party to this Agreement alleging infringement of a Third Party’s Intellectual Property Rights by the use, sale, offer for sale, export and/or import by LICENSEE, its Affiliates or sublicensees of the Licensed Product, the Party against whom such Proceeding is threatened or commenced shall give prompt notice to the other Party.

7.3.1

Except to the extent LICENSEE seeks indemnification under Section 10.2, LICENSEE shall control the defense and settlement of any such Proceeding under this Section 7.3 at its own Cost and shall pay and indemnify LICENSOR from and against any and all damages and Costs awarded to such Third Party; provided that, in the event that the validity and enforceability of the claims of Platform Patents are in issue in any such Proceeding under this Section 7.3, LICENSOR may (but shall have no obligation to do so) control the defense and settlement of any such Proceeding at its own Cost solely to the extent that such defense and settlement relates to validity and enforceability of the claims of the Platform Patents.

8.	CONFIDENTIALITY

8.1

Definition. “Confidential Information” means all types of financial, business, scientific, technical (including but not limited to information concerning Bioisosteres, biological materials, gene or protein sequences, antibodies, antigens, cell lines, compounds, assays or test results), economic or engineering information, including without limitation, business strategies, business forecasts, product development plans, promotional and marketing objectives, results of operations, customer lists, supplier lists, patent disclosures, unpublished patent applications, Know-How, trade secrets, compilations, ideas, inventions, discoveries, techniques, methods, processes, procedures, formulae, designs, patterns, drawings, schematics, plans, configurations, specifications, data sheets, mock-ups, models, compounds, compositions, structures, prototypes, clinical trial protocols, clinical data and analysis, formulae, software programs, source documents, programs, code, materials, equipment, samples, test results, opinions, data, analysis and other proprietary information, whether tangible or intangible, and whether or how stored, compiled, or memorialized physically, electronically, graphically, photographically, or in writing, which is disclosed by one Party to the other Party hereunder or obtained by a Party through observation or examination of the other Party’s facilities, information and/or materials (such observation or examination hereinafter also referred to as “disclosure” for purposes of this Agreement).

8.2

Obligations. The receiving Party shall protect all the disclosing Party’s Confidential Information against unauthorized disclosure to Third Parties with the same degree of care as the receiving Party uses for its own similar information, but in no event less than a reasonable degree of care. The receiving Party may disclose the disclosing Party’s Confidential Information to its Affiliates, and their respective directors, officers, employees, Subcontractors, sublicensees, consultants, attorneys, accountants, acquirers, merger partners, banks and investors and other potential sources of funding or evaluating an actual or potential investment or acquisition, and in the case of LICENSOR as the receiving Party to an actual or prospective assignee of LICENSOR’s rights to receive some or all of the Fees payable hereunder (collectively, “Recipients”) who have a need-to-know such information for purposes related to this Agreement or for due diligence purposes, but only to the extent necessary to fulfill such purpose, provided that the receiving Party shall hold such Recipients to written obligations of confidentiality with terms and conditions at least as restrictive as those set forth in this Agreement.

8.3	Exceptions.

8.3.1	The obligations under this Section 8 shall not apply to any information to the extent the receiving Party can demonstrate by competent evidence that such information:

(a)

is (at the time of disclosure) or becomes (after the time of disclosure) known to the public or part of the public domain through no breach of this Agreement by the receiving Party or any Recipients to whom it disclosed such information;

(b)	was known to, or was otherwise in the possession of, the receiving Party prior to the disclosure thereof by or on behalf of the disclosing Party;

(c)	is disclosed to the receiving Party on a non-confidential basis by a Third Party who is entitled to disclose it without breaching any confidentiality obligation to the disclosing Party; or

(d)	is independently developed by or on behalf of the receiving Party or any of its Affiliates outside of this Agreement, as evidenced by its written records, without use of the Confidential Information.

8.3.2

The receiving Party may disclose the disclosing Party’s Confidential Information if required to do so under Applicable Laws or a court order or other governmental order, provided that the receiving Party (to the extent allowed by the Applicable Law): (a) provides the disclosing Party with prompt notice of such disclosure requirement if legally permitted; (b) affords the disclosing Party an opportunity to oppose or limit, or secure confidential treatment for such required disclosure; and (c) if the disclosing Party is unsuccessful in its efforts pursuant to subsection (b), discloses only that portion of the Confidential Information that the receiving Party is legally required to disclose as advised by the receiving Party’s legal counsel. In the event of a limited disclosure of the disclosing Party’s Confidential Information that is required by law or regulation, the receiving Party shall continue to treat such disclosed information as the disclosing Party’s Confidential Information for all other purposes and subject to the other terms and conditions of this Agreement.

8.4

Right to Injunctive Relief. LICENSEE agrees that breaches of this Section 8 may cause irreparable harm to LICENSOR and shall entitle LICENSOR, in addition to any other remedies available to it (subject to the terms of this Agreement), the right to seek injunctive relief enjoining such action.

8.5

Ongoing Obligation for Confidentiality. Except to the extent necessary for LICENSEE to practice or enjoy the rights granted to LICENSEE under Section 12.4.1, upon expiration or termination of this Agreement, the receiving Party shall, and shall cause its Recipients to, destroy or return (as requested by the disclosing Party) any Confidential Information of the disclosing Party, except for one (1) copy which may be retained in its confidential files for archive purposes.

8.6

Publicity Review. Subject to this Section 8.6, the Parties shall jointly discuss and must mutually agree, based on the principles of this Section 8.6, on any statement to the public regarding this Agreement, subject in each case to disclosure otherwise required by Applicable Laws or the rules of any applicable securities exchange. When a Party elects to make any such statement or disclosure required under Applicable Law, it will give the other Party at least [***] ([***]) [***] notice to review and approve such statement, unless the applicable Regulatory Authority requires disclosure such that a Party is prohibited by Applicable Law to provide such advance review by the other Party (in which case it shall be disclosed according to such requirement and notice will be provided as soon as possible). Notwithstanding anything in this Section 8.6 to the contrary, the terms of this Agreement may be disclosed to Regulatory Authorities, including the United States Securities and Exchange Commission or any other exchange or securities commission having authority over a Party, where required by and in accordance with Applicable Law with redaction of financial information not otherwise required to be disclosed under Applicable Laws, in the reasonable judgment of the Party subject to such disclosure requirement, in which event the disclosing Party shall provide in advance of submission to the other Party for review and comment a copy of such redactions made to this Agreement.

9.	REPRESENTATIONS, WARRANTIES AND COVENANTS

9.1	Representations, Warranties and Covenants by Each Party. Each Party represents, warrants and covenants to the other Party as of the Effective Date that:

(a)	it is a company duly organized, validly existing, and in good standing under the laws of its jurisdiction of formation;

(b)

it has full power and authority to execute, deliver, and perform under this Agreement, and has taken all corporate action required by Applicable Law and its organizational documents to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement;

(c)	this Agreement constitutes a valid and binding agreement enforceable against it in accordance with its terms;

(d)	all consents, approvals and authorizations from all governmental authorities or other Third Parties required to be obtained by such Party in connection with this Agreement have been obtained; and

(e)

the execution and delivery of this Agreement and all other instruments and documents required to be executed pursuant to this Agreement, and the consummation of the transactions contemplated hereby do not and shall not: (i) conflict with or result in a breach of any provision of its organizational documents; (ii) result in a breach of any agreement to which it is a Party that would impair the performance of its obligations hereunder; or (iii) violate any Applicable Law.

9.2	Additional Representations, Warranties and Covenants by LICENSEE.

9.2.1	LICENSEE represents and warrants to LICENSOR that it shall comply with all Applicable Law with respect to the performance of rights and its obligations hereunder; and

9.2.2

Without limiting the generality of Section 9.2.1, LICENSEE shall comply with the U.S. Foreign Corrupt Practices Act of 1977 (as modified or amended). LICENSEE represents and warrants that it has not and will not directly or indirectly offer or pay, or authorize such offer or payment of, any money, or transfer anything of value, to improperly seek to influence any Government Official. If LICENSEE is itself a Government Official, LICENSEE represents and warrants that it has not accepted, and will not accept in the future, such a payment or transfer. As used herein, “Government Official” means: (a) any elected or appointed government official (e.g., a member of a ministry of health); (b) any employee or person acting for or on behalf of a government official, agency, or enterprise performing a governmental function; (c) any political party officer, employee, or person acting for or on behalf of a political party or candidate for public office; (d) an employee or person acting for or on behalf of a public international organization; or (e) any person otherwise categorized as a government official under local law. “Government” is meant to include all levels and subdivisions of non-U.S. governments (i.e., local, regional, or national and administrative, legislative, or executive). LICENSEE will update these warranties if it or any of its employees, or a relative of such an individual, becomes a Government Official, or if a Government or Government Official becomes an owner of LICENSEE.

9.3	Additional Representations, Warranties and Covenants by LICENSOR. LICENSOR, hereby represents, warrants and covenants to LICENSEE that:

9.3.1

All licenses to Third Parties granted by LICENSOR under the Platform Patents will be consistent with LICENSEE’S rights under Section 2.1.2 and will incorporate terms and conditions sufficient to enable LICENSEE to practice the full scope of its rights under Section 2.1.2;

9.3.2

All licenses to Third Parties granted by LICENSOR under the Platform Patents will incorporate terms and conditions effecting assignment of any licensee Improvements to LICENSOR and requiring licensees to disclose all Improvements to LICENSOR.

9.3.3	It has the full right, power and authority to grant all of the licenses granted to LICENSEE under this Agreement;

9.3.4	It is the sole and exclusive owner of all right, title and interest in and to the Patent Rights existing as of the Effective Date;

9.3.5

Except for any license granted to a Third Party under the rights reserved for LICENSOR pursuant to Section 3.3, as of the Effective Date, LICENSOR has not granted to any Third Party any license to any of the Patent Rights in the Initial Field with respect to which LICENSEE has been granted a license hereunder; and

9.3.6

As of the Effective Date, there is no pending Proceeding that has been commenced by or against LICENSOR or any of its Affiliates specifically regarding the Patent Rights or the Licensor Bioisosteres. To the knowledge of LICENSOR no such Proceeding has been threatened.

9.4

No Other Warranties. EXCEPT AS EXPRESSLY STATED IN THIS SECTION 9, NEITHER PARTY MAKES ANY REPRESENTATIONS OR EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, INCLUDING BUT NOT LIMITED TO WARRANTIES OF TITLE, NON-INFRINGEMENT, VALIDITY, ENFORCEABILITY, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. ANY INFORMATION AND INVENTORY PROVIDED BY LICENSOR OR ITS AFFILIATES IS MADE AVAILABLE ON AN “AS IS” BASIS WITHOUT WARRANTY WITH RESPECT TO COMPLETENESS, COMPLIANCE WITH REGULATORY STANDARDS OR REGULATIONS OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER KIND OF WARRANTY WHETHER EXPRESS OR IMPLIED. LICENSEE acknowledges and agrees that any Licensed Bioisosteres are experimental in nature and may have unknown characteristics. LICENSEE shall use prudence and reasonable care in the use, handling, storage, transportation, disposition, and containment of the Licensed Bioisosteres. LICENSOR makes no representations or warranties, and assumes no liability, for LICENSEE’s use of the Licensed Bioisosteres.

10.	INDEMNIFICATION

10.1

Indemnification by LICENSEE. LICENSEE agrees to indemnify, hold harmless and defend LICENSOR and its Affiliates, licensees and distributors and their respective officers, directors, employees, contractors, agents and permitted assigns, from and against any and all Claims arising or resulting from: (a) the Development of a Licensed Product by any LICENSEE Indemnitee; (b) the Commercialization of a Licensed Product by any LICENSEE Indemnitee; (c) the negligence, recklessness or wrongful intentional acts or omissions or violations of Applicable Law by any LICENSEE Indemnitee in exercising its rights or carrying out its obligations hereunder; (d) breach by any LICENSEE Indemnitee of any representation, warranty or covenant as set forth in this Agreement; or (e) breach by any LICENSEE Indemnitee of the scope of the license set forth in Section 2.1. As used herein, “Claims” means collectively, any and all Third Party demands, claims and Proceedings (whether criminal or civil, in contract, tort or otherwise) for losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees).

10.2

Indemnification by LICENSOR. LICENSOR hereby agrees to indemnify, defend and hold harmless LICENSEE, its Affiliates, licensees or distributors or their respective officers, directors, employees, contractors, agents and permitted assigns (“LICENSEE Indemnitee(s)”) from and against any and all Claims arising or resulting from any breach of a representation or warranty made by LICENSOR.

10.3	Indemnification Procedure. Promptly after receipt by a party seeking indemnification under this Section 10 (an “Indemnitee”) of notice of any pending or threatened Claim against it, such

Indemnitee shall give written notice to the Party from whom the Indemnitee is entitled to seek indemnification pursuant to this Section 10 (the “Indemnifying Party”) of the commencement thereof; provided that the failure so to notify the Indemnifying Party shall not relieve it of any liability that it may have to any Indemnitee hereunder, except to the extent the Indemnifying Party demonstrates that it is materially prejudiced thereby. The Indemnifying Party shall be entitled to participate in the defense of such Claim and, to the extent that it elects within [***] ([***]) [***] of its receipt of notice of the Claim from the Indemnitee, to assume control of the defense and settlement of such Claim (unless the Indemnifying Party is also a party to such proceeding and the Indemnifying Party has asserted a cross claim against the Indemnified Party or a court has otherwise determined that such joint representation would be inappropriate) with counsel reasonably satisfactory to the Indemnitee and, after notice from the Indemnifying Party to the Indemnitee of its election to assume the defense of such Claim, the Indemnifying Party shall not, as long as it diligently conducts such defense, be liable to the Indemnitee for any Litigation Costs subsequently incurred by the Indemnitee. No compromise or settlement of any Claim may be effected by the Indemnifying Party without the Indemnitee’s written consent, which consent shall not be unreasonably withheld or delayed, provided no consent shall be required if: (A) there is no finding or admission of any violation of Applicable Laws or any violation of the rights of any person and no effect on any other claims that may be made against the Indemnitee; (B) the sole relief provided is monetary damages that are paid in full by the Indemnifying Party; and (C) the Indemnitee’s rights under this Agreement are not restricted by such compromise or settlement.

11.	LIMITATION OF LIABILITY

11.1

Consequential Damages Waiver. EXCEPT FOR GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, OR A BREACH OF SECTION 8 (CONFIDENTIALITY), NEITHER PARTY SHALL BE LIABLE FOR ANY INDIRECT, CONSEQUENTIAL, SPECIAL, EXEMPLARY OR PUNITIVE DAMAGES, INCLUDING DAMAGES FOR LOST PROFITS OR LOST REVENUES REGARDLESS OF WHETHER IT HAS BEEN INFORMED OF THE POSSIBILITY OR LIKELIHOOD OF SUCH DAMAGES OR THE TYPE OF CLAIM, CONTRACT OR TORT (INCLUDING NEGLIGENCE).

11.2

Liability Cap. IN NO EVENT SHALL LICENSOR’S LIABILITY FOR DAMAGES IN CONNECTION WITH THIS AGREEMENT EXCEED THE LICENSOR CAP, REGARDLESS OF WHETHER LICENSOR HAS BEEN INFORMED OF THE POSSIBILITY OR LIKELIHOOD OF SUCH DAMAGES OR THE TYPE OF CLAIM, CONTRACT OR TORT (INCLUDING NEGLIGENCE). “LICENSOR CAP” MEANS [***].

12.	TERM; TERMINATION

12.1

Term. The term of this Agreement shall commence as of the Effective Date and shall expire on the later of (a) on a country-by-country basis, upon the date of expiration of the last-to-expire Royalty Term for all Licensed Products in such country and (b) [***] (collectively, the “Term”).

12.2

Termination for Cause. Each Party shall have the right, without prejudice to any other remedies available to it at law or in equity, to terminate this Agreement in its entirety in the event the other Party has materially breached any of its obligations hereunder and fails to cure such breach within [***] ([***]) days of receiving written notice thereof; provided, however, if such breach is capable of being cured, but cannot be cured within such [***] ([***]) day period, and the breaching Party initiates actions to cure such breach within such period and thereafter diligently pursues such actions, the breaching Party shall have such additional period as is reasonable to cure such breach, but in no event will such additional period exceed [***] ([***]) days. For the avoidance of doubt, LICENSEE’s failure to use Commercially Reasonable Efforts to Develop and Commercialize the Royalty & Milestone Products shall constitute a material breach by LICENSEE under this Agreement.

12.3

Termination for a Bankruptcy Event. Each Party shall have the right to terminate this Agreement in the event of a Bankruptcy Event with respect to the other Party. “Bankruptcy Event” means the occurrence of any of the following: (a) the institution of any bankruptcy, receivership, insolvency, reorganization or other similar proceedings by or against a Party under any bankruptcy, insolvency, or other similar law now or hereinafter in effect, including any section or chapter of the United States Bankruptcy Code, as amended or under any similar laws or statutes of the United States or any state thereof (the “Bankruptcy Code”), where in the case of involuntary proceedings such proceedings have not been dismissed or discharged within [***] ([***]) days after they are instituted; (b) the insolvency or making of an assignment for the benefit of creditors or the admittance by a Party of any involuntary debts as they mature; (c) the institution of any reorganization, arrangement or other readjustment of debt plan of a Party not involving the Bankruptcy Code; (d) appointment of a receiver for all or substantially all of a Party’s assets; or (e) any corporate action taken by the board of directors of a Party in furtherance of any of the foregoing actions.

12.4	Effect of Termination or Expiration.

12.4.1

Upon the natural expiration of this Agreement, LICENSOR hereby grants to LICENSEE a royalty-free, fully paid-up right and non-exclusive license to use the Licensed Know-How for the purpose of the Development and Commercialization of the Licensed Products in the Field within the Territory.

12.4.2

Upon termination or the natural expiration of this Agreement, LICENSEE shall pay to LICENSOR all amounts due to LICENSOR as of the effective date of termination or expiration within [***] ([***]) days following the effective date of termination or expiration.

12.4.3

Upon termination of this Agreement, LICENSEE shall have the right to sell its remaining inventory of Licensed Product for a period of [***] ([***]) days following the termination of this Agreement so long as LICENSEE is able to do so in compliance with Applicable Laws and has fully paid, and continues to fully pay when due, any and all Royalties, Milestone Payments and Sublicense Fees owed to LICENSOR, and LICENSEE otherwise is not in material breach of this Agreement.

12.4.4

Subject to Section 12.4.3, upon termination of this Agreement, all licenses granted by LICENSOR to LICENSEE shall terminate, provided that any sublicenses granted by LICENSEE hereunder shall survive; provided further that each sublicensee is then in full compliance with its sublicense agreement and promptly agrees in writing to be bound by the applicable terms of this Agreement and agrees to pay directly to LICENSOR the amounts due thereunder.

12.4.5	Upon termination of this Agreement for LICENSEE’s breach pursuant to Section 12.2 or Section 12.3:

(a)

LICENSEE hereby grants to LICENSOR a non-exclusive, royalty-bearing (pursuant to subsection (d) below), worldwide, transferable, perpetual and irrevocable license, with the right to sublicense, to Use any Intellectual Property Rights Controlled by LICENSEE that are necessary for the Development or Commercialization of the Licensed Products and were not already required to be assigned to LICENSOR pursuant to Section 6.3.

(b)

To the extent permitted by applicable Regulatory Authorities, LICENSEE shall at LICENSOR’s sole cost and expense (i) transfer to LICENSOR all Regulatory Filings, Regulatory Approvals and data (including safety data) held by

LICENSEE with respect to the Licensed Products and (ii) to the extent subsection (i) is not permitted by the applicable Regulatory Authority, permit LICENSOR to cross-reference and rely upon any Regulatory Approvals and Regulatory Filings filed by LICENSEE with respect to the Licensed Products.

(c)

Upon LICENSOR’s request and so long as LICENSOR was not otherwise in breach of this Agreement, LICENSEE shall use Commercially Reasonable Efforts to continue, at LICENSOR’s sole cost and expense, all on-going Development for a mutually agreed upon migration period after termination of this Agreement, which period shall not be less than [***] ([***]) [***] unless otherwise agreed to by the Parties (“Migration Period”). During the Migration Period, LICENSEE shall use Commercially Reasonable Efforts to provide such knowledge transfer and other training to LICENSOR or its Affiliates or a Third Party, at LICENSOR’s sole costs and expense that is designated in writing by LICENSOR (“Designated Affiliate/Third Party”) as reasonably necessary for LICENSOR or the Designated Affiliate/Third Party to continue such activities. In connection with such transfer, LICENSEE shall, at LICENSOR’s option: (i) transfer to LICENSOR or the Designated Affiliate/Third Party all Licensed Product at the cost paid by LICENSEE to manufacture such Licensed Product; (ii) transfer to LICENSOR or the Designated Affiliate/Third Party all Licensee Inventory owned by LICENSEE at the cost paid by LICENSEE for such Licensee Inventory; and (iii) assign to LICENSOR or the Designated Affiliate/Third Party any agreements with Third Parties related exclusively to the Development or Commercialization of the Licensed Products. As used herein, “Licensee Inventory” means all components and works in process produced or held by LICENSEE with respect to the manufacture of Licensed Product.

(d)

The licenses and assignments to be granted to LICENSOR pursuant to this Section 12.4 shall be subject to the following royalties on Net Sales by LICENSOR and its sublicensees for any Licensed Product that is covered by a claim of an issued patent arising from LICENSEE’s (or its Affiliates’ or sublicensees’) Development of the Licensed Product:

(i)

[***] ([***]) until the total amount of such royalties paid pursuant to this Section 12.4.5(d) equal, in aggregate, the actual, auditable out-of-pocket expenses spent on Development by LICENSEE; and thereafter:

(ii)	[***] ([***]) if the termination occurs prior to completion of a Phase I Clinical Trial for such Licensed Product; and

(iii)	[***] ([***]) if the termination occurs after completion of a Phase I Clinical Trial for such Licensed Product but prior to completion of a Phase II Clinical Trial for such Licensed Product;

(iv)	[***] ([***]) if the termination occurs after completion of a Phase II Clinical Trial for such Licensed Product but prior to completion of a Phase III Clinical Trial for such Licensed Product; and

(v)	[***] ([***]) if the termination occurs after completion of a Phase III Clinical Trial for such Licensed Product.

All royalties shall be paid by LICENSOR pursuant to the terms of Section 4.1.2 and LICENSEE shall have audit rights consistent with the terms of Section 5, in each case mutatis mutandis.

12.5

Remedies. All of the non-breaching/terminating Party’s remedies shall be cumulative, and the exercise of one remedy hereunder by the non-defaulting/terminating Party shall not be deemed to be an election of remedies. These remedies shall include the non-breaching/terminating Party’s other rights of recovery for such breach with or without terminating this Agreement.

12.6

Survival. Expiration or termination of this Agreement shall not relieve the Parties of any obligation accruing hereunder prior to such expiration or termination. Without limiting the foregoing, the provisions of Sections 1, 5, 6.1, 6.2, 6.3, 8, 10, 11, 12.4, 12.5, 12.6, 13, 15.3 and 15.8 shall survive expiration or termination of this Agreement.

13.	LICENSEE INSURANCE

13.1

Insurance Requirements. Prior to the Commencement of any Phase I Clinical Trial for a Licensed Product or otherwise Commercializing the Licensed Product, LICENSEE shall, at its sole cost and expense, obtain and keep in force during the Term and for a period of not less than (a) [***] ([***]) [***] after termination or expiration of this Agreement, or (b) the date that all statutes of limitation covering claims or suits that may be instituted for personal injury based on the sale or use of the Licensed Products have expired, commercial general liability insurance from a minimum “A-” AM Bests rated insurance company, including contractual liability and product liability or clinical trials, if applicable, with coverage limits of not less than [***] ([***]) per occurrence and [***] ([***]) in the aggregate. LICENSEE has the right to provide the total limits required by any combination of primary and umbrella/excess coverage. The minimum level of insurance set forth herein shall not be construed to create a limit on LICENSEE’s liability hereunder. Such policies shall name LICENSOR and its Affiliates as additional insured and provide a waiver of subrogation in favor of LICENSOR and its Affiliates. Such insurance policies shall be primary and non-contributing with respect to any other similar insurance policies available to LICENSOR or its Affiliates. Any deductibles for such insurance shall be assumed by LICENSEE.

13.2

Policy Notification. LICENSEE shall provide LICENSOR with a certificate of insurance signed by an authorized representative of LICENSEE’s insurance underwriter evidencing the insurance coverage required by this Agreement: (a) prior to Commencement of any Phase I Clinical Trial for a Licensed Product; (b) [***] ([***]) days prior to expiration, termination, or reduction of such insurance coverage; and (c) upon LICENSOR’s request.

13.3

Third Parties. LICENSEE shall use Commercially Reasonable Efforts to cause Third Parties engaged by LICENSEE to perform LICENSEE’s obligations under this Agreement to maintain such types of insurance coverages and for such period of time as are customary for such Third Parties given the nature of the services to be provided.

14.	DISPUTE RESOLUTION

14.1

General. Except for disputes for which injunctive or other equitable relief is sought to prevent the unauthorized use or disclosure of proprietary materials or information or prevent the infringement or misappropriation of a Party’s Intellectual Property Rights, the following procedures shall be used to resolve any dispute arising out of or in connection with this Agreement.

14.2

Meeting. Promptly after the written request of either Party, each of the Parties shall appoint a designated representative to meet in person or by telephone to attempt in good faith to resolve any dispute arising out of or resulting from this Agreement (“Dispute”). If such designated representatives do not resolve such Dispute within [***] ([***]) [***] of such written request, then the Executive Officer of each Party shall meet in person or by telephone to review and attempt to resolve such Dispute in good faith. The Executive Officers shall have [***] ([***]) [***] to attempt to resolve the dispute (such total [***] ([***]) [***] the “Dispute Resolution Period”). If the Parties are unable to resolve a Dispute within a Dispute Resolution Period, then such Dispute shall be resolved in accordance with Section 14.3.

14.3

Mediation. If the Parties are unable to resolve a Dispute within a Dispute Resolution Period in accordance with Section 14.2, then either Party may submit such Dispute for resolution by mediation pursuant to the Center for Public Resources Model Procedure for Mediation of Business Disputes as then in effect. The mediation shall be conducted in San Diego County, California. At the request of either Party, the mediator will be asked to provide an evaluation of the Dispute and the Parties’ relative positions. Each Party shall bear its own costs with respect to the mediation effort. The Parties shall have [***] ([***]) [***] to attempt to resolve the dispute through mediation.

14.4	Arbitration.

14.4.1

Any Disputes that are not resolved by the Parties in accordance with Section 14.2 and 14.3 shall be submitted to binding arbitration with the office of the American Arbitration Association (“AAA”) in San Diego County, California in accordance with the then-prevailing commercial arbitration rules of the American Arbitration Association. Such Dispute shall be heard by a panel of three (3) arbitrators appointed in accordance with such rules.

14.4.2

All such arbitration proceedings shall be held in English and a transcribed record shall be prepared in English. The Party submitting the Dispute to arbitration shall select the first of the three (3) arbitrators and shall provide notice of the same at the time it submits the Dispute to arbitration. The non-initiating Party shall then have [***] ([***]) days to select the second arbitrator. Thereafter, the first and second arbitrators shall have [***] ([***]) days to choose the third arbitrator. If no arbitrator is appointed within the times herein provided or any extension of time which is mutually agreed upon, the AAA shall make such appointment of the first two (2) arbitrators within [***] ([***]) days of such failure who shall thereafter pick the third as set forth herein. Each Party in any arbitration proceeding commenced hereunder shall initially bear such Party’s own costs and expenses (including expert witness and attorneys’ fees) of investigating, preparing and pursuing such arbitration claim. The fees and expenses of the arbitrators, will be shared equally by the Parties. Nothing in this Agreement shall be deemed as preventing either Party from seeking injunctive relief (or any other provisional remedy) from any court having jurisdiction over the Parties and the subject matter of the Dispute as necessary to protect either Party’s name, Confidential Information, Intellectual Property or any other proprietary rights. If the Dispute involves scientific or technical matters, each arbitrator chosen hereunder shall have educational training and experience relevant to the field of cosmetics. The award rendered by the arbitrators shall be written, final and non-appealable, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The prevailing Party shall be entitled to recover from the losing Party the prevailing Party’s attorneys’ fees and costs. The arbitrator shall have the right to apportion liability between the Parties, but will not have the authority to award any damages or remedies not available under the express terms of this Agreement. The arbitration award will be presented to the Parties in writing, and upon the request of either Party, will include findings of fact and conclusions of law. The award may be confirmed and enforced in any court of competent jurisdiction.

15.	GENERAL PROVISIONS

15.1	Assignment. Neither Party may assign its rights and obligations under this Agreement without the other Party’s prior written consent, except that: (a) [***].

15.2

Severability. Should one or more of the provisions of this Agreement become void or unenforceable as a matter of law, then such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement, and the Parties agree to substitute a valid and enforceable provision therefor which, as nearly as possible, achieves the desired economic effect and mutual understanding of the Parties under this Agreement.

15.3

Governing Law. This Agreement shall be governed by and construed under the laws in effect in the State of California, without giving effect to any conflicts of laws provision thereof or of any other jurisdiction that would produce a contrary result, except that issues subject to the arbitration clause and any arbitration hereunder shall be governed by the applicable commercial arbitration rules and regulations.

15.4

Force Majeure. Except with respect to delays or nonperformance by a Party caused by the negligent or intentional act or omission of such Party, any delay or nonperformance by such Party (other than payment obligations under this Agreement) will not be considered a breach of this Agreement to the extent such delay or nonperformance is caused by acts of God, natural disasters, acts or failures to act of the government (including any Regulatory Authority) or civil or military authority, fire, floods, epidemics, quarantine, energy crises, war or riots or other similar cause outside of the reasonable control of such Party (each, a “Force Majeure Event”), provided that the Party affected by such Force Majeure Event will promptly begin or resume performance as soon as reasonably practicable after the event has abated. If the Force Majeure Event prevents a Party from performing any of its obligations under this Agreement for [***] ([***]) [***] or more, then the other Party may terminate this Agreement immediately upon written notice to the non-performing Party.

15.5

Waivers and Amendments. The failure of any Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition by the other Party. No waiver shall be effective unless it has been given in writing and signed by the Party giving such waiver. No provision of this Agreement may be amended or modified other than by a written document signed by authorized representatives of each Party.

15.6

Relationship of the Parties. Nothing contained in this Agreement shall be deemed to constitute a partnership, joint venture, or legal entity of any type between LICENSOR and LICENSEE, or to constitute one Party as the agent of the other. Moreover, each Party agrees not to construe this Agreement, or any of the transactions contemplated hereby, as a partnership for any tax purposes. Each Party shall act solely as an independent contractor, and nothing in this Agreement shall be construed to give any Party the power or authority to act for, bind, or commit the other Party.

15.7	Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns.

15.8

Notices. All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when: (a) delivered by hand (with written confirmation of receipt); (b) sent by fax (with written confirmation of receipt), provided that a copy is sent by an internationally recognized overnight delivery service (receipt requested); or (c) when received by the addressee, if sent by an internationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and fax numbers set forth below (or to such other addresses and fax numbers as a Party may designate by written notice):

If to LICENSOR:

Recurium IP Holdings, LLC

Attention: Chief Business Officer

10835 Road to the Cure, Suite 205

San Diego, CA

If to LICENSEE:

Zeno Management, Inc.

Attention: Anthony Y. Sun, MD

10835 Road to the Cure, Suite 205

San Diego, CA

With a copy to:

Anthony Y. Sun, MD

[***]1

15.9

Further Assurances. LICENSEE and LICENSOR hereby covenant and agree without the necessity of any further consideration, to execute, acknowledge and deliver any and all such other documents and take any such other action as may be reasonably necessary or appropriate, at the cost of the requesting Party (unless otherwise set forth herein), to carry out the intent and purposes of this Agreement.

15.10

No Third Party Beneficiary Rights. Except as expressly stated herein, this Agreement is not intended to and shall not be construed to give any Third Party any interest or rights (including, without limitation, any third party beneficiary rights) with respect to or in connection with any agreement or provision contained herein or contemplated hereby.

15.11	Entire Agreement.

(a)

This Agreement, together with its Schedules, sets forth the entire agreement and understanding of the Parties as to the subject matter hereof and supersedes all proposals, oral or written, and all other prior communications between the Parties with respect to such subject matter.

(b)	In the event of any conflict between a provision of this Agreement and any Schedule hereto, the Agreement shall control.

15.12	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

15.13

Cumulative Remedies. No remedy referred to in this Agreement is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available under law.

15.14

Waiver of Rule of Construction. Each Party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this Agreement. Accordingly, any rule of construction that any ambiguity in this Agreement shall be construed against the drafting Party shall not apply.

[Signatures on next page]

[1]	[***].

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of September 6, 2019.

LICENSOR: RECURIUM IP HOLDINGS, LLC	LICENSEE: ZENO MANAGEMENT, INC.

By:	By:
Cam Gallagher, Manager	Anthony Y. Sun, M.D.

Signature Page to License Agreement

SCHEDULE A: PLATFORM PATENTS

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[***]	[***	]	[***	]	[***	]	[***	]
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[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]			[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]			[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]			[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]

*

These applications contain pending claims directed to bioisosteres and claims directed to specific compounds. Prior to issuance of any such application, LICENSOR will file such claims directed to specific compounds in a continuation application and such continuation application will be added to Schedule B to this Agreement. LICENSOR will cancel any such claims directed to specific compounds from the pending applications prior to issuance.

SCHEDULE B: COMPOUND SPECIFIC PATENTS

[***]	[***]		[***]		[***]		[***]		[***]	[***]		[***]	[***]
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[***]	[***	]	[***	]	[***	]	[***	]		[***	]

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[***]	[***	]	[***	]	[***	]	[***	]

[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
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[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]

SCHEDULE C: REAGENT PATENTS

[***]	[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]			[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]

[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]

SCHEDULE D: [***] PROGRAM PATENTS

[***]	[***]		[***]		[***]		[***]		[***]		[***]		[***]	[***]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]